UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 27, 2010
Date of Report (Date of earliest event reported)

DORAL ENERGY CORP.
(Exact name of registrant as specified in its charter)

NEVADA	000-52738	98-0555508
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

3300 N. A Street
Bldg 2, Suite 218
Midland, TX	79705
(Address of principal executive offices)	(Zip Code)

(432) 789-1180
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Effective December 27, 2010, Doral Energy Corp. (the "Company") completed a 1-for-55 reverse split of its common stock in accordance with Article 78.207 of the Nevada Revised Statutes (the “Reverse Split”). The Reverse Split resulted in a decrease in Company’s authorized share capital from 2,000,000,000 shares of common stock, par value $0.001 per share, to 36,363,637 shares of common stock, par value, $0.001 per share, with a corresponding decrease in the number of issued and outstanding shares of the Company’s common stock from 135,933,086 shares to 2,471,544 shares (after accounting for fractional share interests being rounded up to the next whole number).

Pursuant to the provisions of Article 78.207 of the Nevada Revised Statutes, stockholder approval was not required to complete the Reverse Split.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit Number	Description of Exhibit

3.1	Certificate of Change Pursuant to NRS 78.209 decreasing the number of authorized shares of common stock to 36,363,637 shares, par value $0.001 per share.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORAL ENERGY CORP.
Date: 12/28/2010
	By:	/s/ Everett Willard Gray, II

EVERETT WILLARD GRAY, II
Chairman of the Board
and Chief Executive Officer